SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 07, 2007

                          GALES INDUSTRIES INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                          000-29245                         20-4458244
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State of                          Commission                        IRS Employer
Incorporation                     File Number                       I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations or Financial Conditions

      In the course of the events described hereinbelow, Gales Industries Incorporated ("Gales") announced a revised firm order backlog of $39 Million dollars (please see slide 14 of the attached Presentation).

Item 7.01. Regulation FD Disclosure.

      On March 07, 2007, representatives of Gales delivered a presentation to investors. Gales' presentation was scheduled to begin at 4:30 p.m. Eastern Time. A copy of this presentation is attached as Exhibit 99.

      The information in this Form 8-K, including Exhibit 99 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing by Gales under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

   Exhibit No.
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       99          Gales Industries Incorporated Presentation

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 07, 2007


                                        GALES INDUSTRIES
                                        INCORPORATED


                                        By: /s/ Michael A. Gales
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                                            Michael A. Gales, Executive Chairman